NEITHER THIS OPTION NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. NO TRANSFER OF THIS OPTION OR OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF SHALL BE VALID OR EFFECTIVE UNLESS SUCH TRANSFER IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAW OR PURSUANT TO EXEMPTIONS THEREFROM.

                     STOCK OPTION AGREEMENT

     This STOCK OPTION AGREEMENT (this "Agreement"), is dated as of July 19, 2002 (the "Effective Date"), between TEMTEX
INDUSTRIES, INC., a Delaware corporation (the "Company"), and
RICHARD ANDERSON (the "Grantee").

                           WITNESSETH:

     WHEREAS, the Grantee serves as the Chief Executive Officer and President of the Company pursuant to the terms of that Employment Contract of even date herewith (the "Employment
Agreement"); and

     WHEREAS, the Board of Directors of the Company (collectively the "Board" and individually, a "Director") has granted to the Grantee an option to purchase 500,000 shares (the "Shares") of the Company's common stock, (the "Common Stock"); and

     WHEREAS, the option evidenced by this Agreement is not granted pursuant to the Company's 1990 Stock Plan for Key
Employees nor its 1999 Omnibus Securities Plan;

     NOW, THEREFORE, to evidence the stock option so granted, and to set forth its terms and conditions, the Company and the Grantee hereby agree as follows:

     1. Confirmation of Grant; Option Price. The Company hereby evidences and confirms its grant to the Grantee, effective on the date hereof, of an option (the "Option"), subject to the terms and conditions hereof, to purchase the Shares at an option price equal to $0.55 per share, which such price is equal to at least the fair market value as of the date of grant (the "Option Price"). The Option is not intended to be an incentive stock option under the Internal Revenue Code of 1986, as amended. Furthermore, the parties acknowledge that this Option is not granted under the Company's 1990 Stock Plan for Key Employees nor its 1999 Omnibus Securities Plan, nor is it subject to the provisions or interpretations of either of these plans.

     2.   Vesting, Term of Exercise.

          (a) Vesting. On each Measurement Date set forth in Column 1 below, the Option shall vest and become exercisable for the corresponding number of shares of Common Stock set forth in Column 2 below if, but only if, (i) as of such Measurement Date the Grantee employment has not terminated and (ii) the Company has achieved the Performance Target (as defined below).
Therefore the "Vested Portion" of the Option as of any particular date shall be the cumulative total of all shares for which the Option has become exercisable in accordance with the schedule set forth in Column 2, provided the Performance Target has been met.[FN-1] For purposes of this Agreement, the Company shall have achieved the "Performance Target" if and when the Company has achieved positive "EBITDA" for any full fiscal year occurring entirely within the Term of this Agreement. "EBITDA" shall mean for any fiscal year the sum of net income for such period plus an amount which, in the determination of net income for such period, has been deducted for interest expense, total federal, state and local income taxes and depreciation and amortization expense, all as reasonably determined by the Company in accordance with generally accepted accounting principals; provided, however, that in calculating EBITDA for purposes of the Performance Target, no deduction shall be made with respect to the granting, vesting, exercise or termination of any warrants or any employee stock options of the Company, including, without limitation, the stock options subject hereto. The Company need satisfy the Performance Target only once during the Term of this Option.

                 Column 1                       Column 2
             Measurement Date              Shares Vesting on
                                            Measurement Date
--------------------------------------     ------------------
First anniversary of the Date of Grant          166,666
Second anniversary of the Date of Grant         166,666
Third anniversary of the Date of Grant          166,668

         (b) Effect of Change in Control. Notwithstanding the provisionsof Section 2(a) hereof, as of the effective time and date of any Change in Control (as defined herein) the Option shall become available for exercise as to 100% of the Shares, subject to the provisions hereof, regardless of whether any or all of the Measurement Dates have passed and regardless of whether the Company has achieved the Performance Target on or before the date of the Change in Control. As used herein "Change in Control" means the following and shall be deemed to occur if any of the following events specified in clauses (i), (ii) or (iii) occur:

               (i) Any person (other than James E. Upfield or his estate, if he should be deceased) becomes, after the Effective Date, the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended), directly or indirectly, of fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or

----------------------

FN-1 By way of example, if the Grantee remains employed by the Company on the second anniversary, but the Performance Target has not been met, none of the Options shall be vested on such anniversary. If the Grantee is employed by the Company as of the third or any subsequent anniversary and by that date the Company has achieved the Performance Target, then all 500,000 of the Options shall be vested as of that date. As a further example, if Grantee remains employed by the Company on the first anniversary, and the Performance Target has been met, 166,666 of the Options shall be vested as of that date and an additional 1,66,666 and 166,668 Options shall vest, respectively, on each of the second and third anniversary dates of the Date of Grant (assuming Grantee remains employed by the Company) because the Performance Target has previously been met.

              (ii) A merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities or a merger or consolidation primarily effected to change the Company's jurisdiction of incorporation shall not constitute a Change in Control, and provided further a merger or consolidation in which the Company is the surviving entity (other than as a wholly owned subsidiary of another entity) and in which the Board of Directors of the Company or the successor to the Company after giving effect to the merger or consolidation, is comprised of a majority of members who are either (A) Directors of the Company immediately preceding the merger or consolidation, or (B) appointed to the Board of Directors by the Company (or the Board) as an integral part of such merger or consolidation, shall not constitute a Change in Control; or

              (iii) Approval by the stockholders of the Company or any order by a court of competent jurisdiction of a plan of liquidation of the Company, or the sale or disposition by the Company of all or substantially all of the Company's assets other than (A) the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale; or (B) pursuant to a dividend in kind or spin-off type transaction, directly or indirectly, of such assets to the stockholders of the Company.

     Notwithstanding the foregoing, a Change in Control of the type described in clauses (ii) or (iii) above shall be deemed to be completed on the date it occurs, and a Change in Control of the type described in clause (i) above shall be deemed to be completed as of the date the entity or group attaining fifty percent (50%) or greater ownership has elected its representatives to the Board of Directors and/or caused its nominees to become officers of the Company with the authority to terminate or alter the terms of any employee's employment.

         (c) Transactions Not Involving a Change in Control. If the Company shall consummate any merger, consolidation, business combination, other reorganization or other similar transaction (a "Reorganization") not involving a Change in Control in which holders of shares of Common Stock are entitled to receive in respect of such shares any securities, cash or other consideration (including without limitation a different number of shares of Common Stock), the Option outstanding under this Agreement shall thereafter be claimed or exercisable, in accordance with this Agreement, only for the kind and amount of securities, cash and/or other consideration receivable upon such Reorganization by a holder of the same number of shares of Common Stock as are subject to the Option immediately prior to such Reorganization, and any adjustments will be made to the terms of the Option, and this Agreement, in the sole discretion of the Board as it may deem appropriate to give effect to the Reorganization.

         (d)   Adjustment Provisions.

              (i) If (A) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed in respect of such shares of Common Stock (or any stock or securities received with respect to such Common Stock), through merger, consolidation, sale or exchange of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, spin-off, split-off or other distribution with respect to such shares of Common
Stock (or any stock or securities received with respect to such Common Stock), or (B) the value of the outstanding shares of Common Stock is reduced by reason of an extraordinary dividend payable in cash or property, an appropriate and proportionate adjustment may be made in (1) the number and kind of shares or other securities subject to the outstanding Option under this Agreement, and/or (2) the price for each share or other unit of any other securities subject to the outstanding Option under this Agreement.

              (ii) No fractional interests will be issued under this Agreement resulting from any adjustments, but the Board, in its sole discretion, may make a cash payment in lieu of any fractional shares of Common Stock or other securities issuable as a result of such adjustments.

              (iii) Any adjustment pursuant to this Section 2(d) shall be made by the Board, in its discretion, to preserve the benefits or potential benefits intended to be made available under this Agreement or otherwise necessary to reflect any capital change or other event described in Section 2(d). The determination made by the Board with respect to the foregoing shall be final, binding and conclusive upon the Grantee.

         (e) Term of Exercise. The Shares eligible for purchase pursuant to Section 2 hereof may thereafter be purchased, subject to the provisions hereof, at any time and from time to time until the close of business on the date one day prior to the date on which the Option terminates (the "Term").

     3.   Termination of Option.

         (a) Normal Termination Date. The Option shall terminate at the close of business on the tenth (10th) anniversary of the Effective Date (the "Normal Termination Date").

         (b)  Effect of Termination of Employment.

             (i)  Termination For Cause or Without Good Reason.
Subject to Section 3(b)(iv), and except as otherwise provided in a written agreement between the Company and the Grantee, which may be entered into at any time before or after Grantee's termination of employment of the Grantee, in the event of a "for cause" termination (as that term is defined in the Employment Agreement) or voluntary termination without "good reason" (as that term is defined by the Employment Agreement) of the Grantee from employment with the Company, all of the Grantee's unvested
Options shall be immediately terminated and become void, and all of the Grantee's unexercised Options (whether or not vested) shall be forfeited, expire and become void, as of the date of such for cause termination or voluntary termination without good reason.

              (ii) Termination For Designated Events.  Subject to
Section 3(b)(iv), and except as otherwise provided in a written agreement between the Company and the Grantee, which may be entered into at any time before or after termination of employment of the Grantee, in the event the Grantee dies, becomes permanently disabled or retires, vesting shall cease immediately and the Grantee shall then maintain the right to exercise all Options then vested for a period to continue until the earlier of
(1) the date such Options would have expired in accordance with their terms had the Grantee remained employed and (2) one year after the date of such termination.

              (iii) Termination Other than For Cause or With Good Reason. Subject to Section 3(b)(iv), and except as otherwise provided in a written agreement between the Company and the Grantee, which may be entered into at any time before or after termination of employment, in the event of the termination of employment with the Company (1) by the Company for any reason other than "for cause" termination (as defined in the Employment Agreement) or
(2) by the Grantee for "good reason" (as defined in the Employment Agreement) the Option shall become exercisable as to 100% of the Shares, subject to the provisions hereof, regardless of whether any or all of the Measurement Dates have passed and regardless of whether the Company has achieved the Performance
Target on or before the effective date of the termination and the Grantee shall maintain the right to exercise all Options so vested for a period to continue until the earlier of (1) the date such Options would have expired in accordance with their terms had the Grantee remained employed and (2) one hundred and twenty
(120) days after the date of such termination.

              (iv) Discretionary Alteration of Vesting and Exercise Periods. Notwithstanding anything to the contrary in Sections 3(b)(i), 3(b)(ii) or 3(b)(iii), the Company may in its discretion designate longer periods to exercise the Options following the Grantee's termination of employment with the Company.

              (v) No Employment or Other Continuing Rights. Nothing contained in this Agreement shall confer upon the Grantee (A) any right to continue in the employ (or other business relationship) of the Company or constitute any contract or agreement of employment or engagement, or interfere in any way with the right of the Company to reduce the Grantee's compensation or other benefits or to terminate the employment or engagement of the Grantee, with or without cause; or (B) any right to exercise or claim his rights under this Agreement otherwise than in accordance with the express terms and conditions of this Agreement. Except as expressly provided in this Agreement, the Company shall have the right to deal with the Grantee in the same manner as if this Agreement did not exist, including, without limitation, with respect to all matters related to the hiring, retention, discharge, compensation and conditions of the employment or engagement of the Grantee. Any questions as to whether and when there has been a termination of the Grantee's employment or engagement, the reason (if any) for such termination, and/or the consequences thereof under the terms of this Agreement shall be determined by the Board, and the Board's determination thereof shall be final, conclusive and binding upon the Grantee.

     4.   Restrictions on Exercise, Non-Transferability of Option.

         (a) Restrictions on Exercise. Except as otherwise provided by the Company, during the lifetime of the Grantee, only he or his court appointed guardian may exercise the Option (or any portion thereof) granted to him under this Agreement, unless it has been transferred with the consent of the Company, pursuant to a domestic relations order (a "DRO") as defined by the Internal Revenue Code ("IRC") or Title I of ERISA or the rules thereunder.

         (b) Non Transferability of Option. Except as otherwise provided by this Section 4 or by the Company, this Option may not be sold, pledged, assigned, transferred, encumbered, alienated, hypothecated or otherwise disposed of (whether voluntarily or involuntarily or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy)) in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Company, pursuant to a DRO, unless and until such Option has been exercised, if applicable, and the shares of Common Stock underlying such Option have been issued, and all restrictions applicable to such shares have lapsed, and no Option or interest or right therein shall be liable for the debts, contracts, liabilities or contractual obligations of the Grantee.
Any attempted disposition of this Option or any interest therein shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

         (c) Death or Incapacity of Grantee. After the death of the Grantee, any exercisable or vested but unpaid portion of the Options may, prior to the time when such portion becomes unexercisable or is terminated or expires pursuant to the provisions of Section 3(b) above or otherwise, under this Agreement, be exercised by or paid to the beneficiary most recently named by the Grantee in a written designation thereof filed with the Company or, in the absence of a validly designated beneficiary, his or her personal representative or by any person empowered to do so under the deceased Grantee's will or under the then applicable laws of descent and distribution. In the event this Option is to be exercised by, or paid to, the executors, administrators, heirs or distributees of the estate of a deceased Grantee, or such Grantee's beneficiary, or an incapacitated Grantee's guardian, or the transferee of such Option, in any case pursuant to the terms and conditions of this Agreement, and in accordance with such terms and conditions as may be specified from time to time by the Company, the Company shall be under no obligation to issue shares of Common Stock or make any payment under such Option unless and until the Board is satisfied that the person or persons exercising or to receive payment under such Option is the duly appointed legal representative of the deceased Grantee's estate or the proper legatee or distributees thereof.

    5.   Manner of Exercise/ Payment.

         (a) To the extent the Option shall have become and remains exercisable as provided in Section 2 hereof, and subject to such administrative regulations as the Board may have adopted, the Option may be exercised from time to time, in whole or in part, by notice to the Secretary of the Company in writing given 30 days prior to the date on which the Grantee will so exercise the Option (the "Exercise Date"), specifying the number of Shares with respect to which the Option is being exercised (the
"Exercise Shares") and the Exercise Date. The Grantee may not exercise the Option for less than 100 shares at any one time, and the Option must be exercised in multiples of 100 shares unless the number of shares exercised is the total number of shares vested and available for exercise at such time. On or before the Exercise Date, the Grantee shall deliver to the Company (i) full payment for the Exercise Shares in United States dollars in cash, or cash equivalent satisfactory to the Company and in an amount equal to the Option Price multiplied by the number of the Exercise Shares, (ii) full payment for all applicable federal, state and local tax required to be withheld by the Company in United States dollars in cash, or cash equivalent satisfactory to the Company (including without limitation, the withholding of salary by the Company), or, at the election of the Grantee, by the retention by the Company of a portion of the Shares purchased upon exercise of the Option to be credited against the amount of such tax at fair market value on the date of exercise, and (iii) written confirmation, in form and substance satisfactory to the Company, as of the exercise date of the representations, warranties and covenants of the Grantee contained in Section 6 hereof.

         (b) On the Exercise Date, and subject to satisfaction of the obligations of the Grantee set forth in this Section 5, the Company shall deliver to the Grantee a certificate or certificates representing the Exercise Shares, registered in the name of the Grantee. The Company may require the Grantee to furnish or execute such other documents as the Company shall deem necessary (i) to evidence such exercise, (ii) to determine whether registration is then required under the Securities Act, or (iii) to comply with or satisfy the requirements of the Securities Act, state securities laws or any other applicable law, rule or regulation.

         (c) In the discretion of the Company, and subject to such limitations or conditions as it may prescribe, if permitted by applicable law, (i) payments for the Option Price may be by matured capital stock of the Company (i.e., capital stock owned longer than six (6) months by the person delivering such capital stock or by such person and his or her spouse jointly) delivered in transfer to the Company by or on behalf of the person exercising the Option and duly endorsed in blank or accompanied by stock powers duly endorsed in blank, with signatures guaranteed in accordance with the Securities Act and/or
Securities Exchange Act of 1934, as amended, if required by the Board (valued at the fair market value as of the exercise or purchase date), or such other consideration as the Board may from time to time in the exercise of its discretion deem acceptable in any particular instance; (ii) the Company may allow the exercise of Options in a broker-assisted or similar transaction in which the Option Price is not received by the Company until promptly after exercise, (iii) the Company may loan the applicable Option Price to the Grantee, if the Exercise will be followed by a prompt sale of some or all of the underlying shares and a portion of the sale proceeds is dedicated to full payment of the Option Price and any other amounts required pursuant to this Agreement; and/or (iv) the Company may loan the Option Price to the Grantee on such terms and at such rates of interest and upon such security (if any) as shall be approved by the Board.

    6.   Representations, Warranties and Covenants of the Grantee.

         (a) Investment Intention. The Grantee represents and warrants that the Option has been, and any Exercise Shares will be, acquired by him solely for his own account for investment and not with a view to, or for sale in connection with, any distribution thereof. The Grantee agrees that he will not, directly or indirectly, offer, transfer, sell or otherwise dispose of any of the Exercise Shares (or solicit any offers to buy, purchase or otherwise acquire any Exercise Shares), except in compliance with the Securities Act, the rules and regulations thereunder and the requirements of applicable state securities laws. The Grantee further understands, acknowledges and agrees that none of the Exercise Shares may be transferred, sold or otherwise disposed of unless (i) (A) such disposition is pursuant to an effective registration statement under the Act, (B) the Grantee shall have delivered to the Company an opinion of counsel, which opinion and counsel shall be satisfactory to the Company, to the effect that such disposition is exempt from the provisions of Section 5 of the Securities Act, or (C) a no-action letter from the Securities and Exchange Commission, satisfactory to counsel for the Company, shall have been obtained with respect to such disposition, and
(ii) such disposition is pursuant to registration or qualification under any applicable state securities laws or an exemption therefrom.

         (b) Legend. The certificate representing the Exercise Shares shall bear a restrictive legend concerning registration deemed appropriate by the Company.

         (c) Federal Securities Law Matters. The Grantee acknowledges receipt of advice from the Company that (i) the Exercise Shares will not be registered under the Securities Act, (ii) the Exercise Shares must be held indefinitely and the Grantee must continue to bear the economic risk of the investment in the Exercise Shares unless the Exercise Shares are subsequently registered under the Securities Act or an exemption from such registration is available, (iii) when and if the Exercise Shares may be disposed of without registration in reliance upon Rule
144, such disposition can be made only in limited amounts in accordance with the terms and conditions of such Rule, (iv) if the exemption afforded by Rule 144 is not available, public sale without registration will require the availability of an exemption under the Securities Act, (v) a restrictive legend concerning registration deemed appropriate by the Company shall be placed on the certificate representing the Exercise Shares and
(vi) a notation shall be made in the appropriate records of the Company indicating that the Exercise Shares are subject to restrictions on transfer and appropriate stop-transfer restrictions may be issued to the Company's transfer agent with respect to the Exercise Shares.

         (d) Compliance with Rule 144. If any of the Exercise Shares are disposed of in accordance with Rule 144 under the Securities Act, the Grantee shall deliver to the Company at or prior to the time of such disposition an executed copy of Form 144 (if required by Rule 144) and such other documentation as the Company may reasonably require in connection with such disposition. No assurances can be given that Rule 144 will be available for the public resale of the Exercise Shares.

         (e) Ability to Bear Risk. The Grantee represents and warrants that (i) the financial condition and income of the Grantee is such that he can afford to bear the economic risk of holding the Exercise Shares for an indefinite period, and (ii) he can afford to suffer the complete loss of his investment in the Exercise
Shares.

         (f) Access to Information. The Grantee represents and warrants that (i) he has been granted the opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of the Option and the purchase of any Exercise Shares, and to obtain any additional information that he deems necessary to verify the accuracy of the information contained in such materials, (ii) his knowledge and experience in financial and business affairs is such that he is capable of evaluating the merits and risks of an investment in the Exercise Shares and (iii) he is an executive officer of the Company and is knowledgeable concerning its business and affairs on the date hereof.

    7. Representations and Warranties of the Company. The Company represents and warrants to the Grantee that (a) this Agreement has been duly authorized, executed and delivered by the Company, and (b) the Shares, when issued and delivered in accordance with the terms hereof, will be duly and validly issued, fully paid and nonassessable.

    8. Rights as Shareholder. Neither Grantee nor his heirs, legatees or legal representatives shall have any rights as a shareholder of the Company with respect to any Shares covered by the Option until the issuance of a certificate or certificates to such person for such Shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates. Neither this Agreement nor any action taken under this Agreement shall be converted to create a trust of any kind or a fiduciary relationship between the Company and the Grantee.

    9.   No Obligation to Exercise Option.  The granting of the
Option shall impose no obligation upon the Grantee to exercise such Option.

    10.  Miscellaneous.

         (a) Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or sent by certified express mail, return receipt requested, postage prepaid, or by any recognized international equivalent of such mail delivery, to the Company or the Grantee, as the case may be, at the following addresses or to such other address as the Company or the Grantee, as the case may be, shall specify by notice to the other party listed below:

          if to the Company, to it at:

                    Temtex Industries, Inc.
                    5400 LBJ Freeway, Suite 1375
                    Dallas, Texas 75240
                    Attention:  Chairman of the Board

          if to the Grantee, to him at:

                    Richard Anderson
                    38 Lincoln Street
                    Lexington, Massachusetts 02421

     All such notices and communications shall be deemed to have been received on the date of delivery or on the third business day after the mailing thereof, whichever shall occur first.

         (b) Binding Effect, Benefits. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

         (c)  Waiver, Amendment.

              (i) Waiver. Either party hereto may by written notice to the other (A) extend the time for the performance of any of the obligations or other actions of the other under this Agreement,
(B) waive compliance with any of the conditions or covenants of the other contained in this Agreement, and (C) waive or modify performance of any of the obligations of the other under this Agreement. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by either party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.

              (ii) Amendment. This Agreement may be amended, modified or supplemented only by a written instrument executed by the Grantee and the Company.

         (d) Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by Grantee without the prior written consent of the Company.

         (e) Applicable Law. This Agreement shall be governed by and construed in accordance with the law of the State of Delaware, regardless of the law that might be applied under principles of conflict of laws.

         (f) Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.



                    [signature page follows]

     IN WITNESS WHEREOF, the Company and the Grantee have executed this Agreement as of the date first above written.

                              THE COMPANY:

                              TEMTEX  INDUSTRIES, INC.


                              By:___________________________
                              Name:_________________________
                              Title:________________________


                              GRANTEE:

                              Richard Anderson


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